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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report June 16, 1998




                         Commission File Number 0-26662


                                  PANACO, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction or incorporation)


                                  43 - 1593374
                        (IRS Employer Identification No.)


                1050 West Blue Ridge Boulevard, PANACO Building,
                           Kansas City, MO              64145-1216
               (Address of principal executive offices) (Zip Code)




      Registrant's telephone number, including area code: (816) 942 - 6300







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


Item 4.  Change in Registrant's Certifying Accountant

     (a) (i) On June 11, 1998, Arthur Andersen LLP informed the Company that it has declined to stand for reelection as independent auditors of the Company at its 1998 annual meeting.

     (ii) The reports of Arthur Andersen LLP on the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1996 and December 31,1997, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) N/A

     (iv) During the two most recent fiscal years and through the date of this report, the Company has had no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement (s), if not resolved would have caused them to make reference thereto in their report on the consolidated financial statement of the Company for such years.

     (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events as defined in Item 304
(1) (v) of Regulation S-K.

     (vi) The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated June 15, 1998 is filed as exhibit 16 to this form 8-K.

     (b) During the Company's two fiscal years ended December 31, 1997 and December 31, 1996, and the through date of this filing, the Company has not consulted with a new independent accountant regarding any of the matters specified in Item 304 (a) (2) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 15, 1998.

                                                         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PANACO, Inc.

                                                         /s/Todd R. Bart
                                                         ---------------
                                                         Todd R. Bart
                                                         Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number             Description

         16                Letter from Arthur Andersen LLP
                           to the Securities and Exchange
                           Commission dated June 15, 1998



Exhibit 16


Arthur Andersen LLP
911 Main Street
Suite 1500
Kansas City, MO 64105-2009



June 15, 1998

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Dear Sir/Madam:

     We have read Item 4 included in the Form 8-K of PANACO, Inc. to be filed with the Securities and Exchange Commission on June 16, 1998 and are in agreement with the statements contained therein.

Very truly yours,

     /s/  Arthur Andersen LLP
     ------------------------
     Arthur Andersen LLP

cc: Mr. Todd Bart, CFO, Panaco, Inc.